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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                       15(d) OF THE SECURITIES ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 17, 1999
                               (December 2, 1999)


                       ECHOSTAR COMMUNICATIONS CORPORATION
                       -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       Nevada                         0-26176                   88-0336997
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
(STATE OR OTHER JURISDICTION OF INCORPORATION) (COMMISSION FILE NUMBER) (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                5701 S. SANTA FE DRIVE, LITTLETON, COLORADO 80120
                -------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (303) 723-1000



          ------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)



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ITEM 5.           OTHER EVENTS

         In conformity with the requirements of the Integrated Disclosure
System, EchoStar Communications Corporation has elected to file by this Report of Form 8-K certain exhibits in connection with EchoStar's Registration
Statement of Form S-3, Registration No. 333-88755, as amended by Amendment No.
1, which was declared effective on October 29, 1999.


ITEM 7.           EXHIBITS INDEX

Exhibit           Description
-------           -----------
1.1               Underwriting Agreement, dated December 2, 1999, among EchoStar
                  Communications Corporation, Donaldson, Lufkin & Jenrette
                  Securities Corporation, Allen & Company Incorporated, Credit
                  Suisse First Boston Corporation, and Merrill Lynch, Pierce,
                  Fenner & Smith Incorporated



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ECHOSTAR COMMUNICATIONS CORPORATION


Date: December 16, 1999


                                            By  /s/ Doron Gorshein
                                                -------------------------------
                                                Doron Gorshein, Vice President
                                                and Associate General Counsel


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                                 EXHIBIT INDEX


Exhibit           Description
-------           -----------
1.1               Underwriting Agreement, dated December 2, 1999, among EchoStar
                  Communications Corporation, Donaldson, Lufkin & Jenrette
                  Securities Corporation, Allen & Company Incorporated, Credit
                  Suisse First Boston Corporation, and Merrill Lynch, Pierce,
                  Fenner & Smith Incorporated